UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

September 9, 2026
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 9, 2026, the Board of Directors (the “Board”) of A10 Networks, Inc. (the “Company”) approved an increase in the size of the Board from five to six members and appointed Mary C. Henry to serve as a director of the Company, effective as of October 5, 2026, to serve until the Company’s 2027 Annual Meeting of Stockholders and until her respective successor has been elected and qualified, or upon her earlier death, resignation or removal.

Ms. Henry has not yet been appointed to any committees of the Board. There is no arrangement or understanding between Ms. Henry and any other person pursuant to which Ms. Henry was selected as a director. There are no transactions involving Ms. Henry that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Ms. Henry’s appointment as a director, Ms. Henry will receive compensation consistent with the Company’s standard compensation arrangements for non-employee directors, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2026, and will enter into the Company’s standard form of indemnification agreement a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-194015) filed with the SEC on March 10, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026

A10 NETWORKS, INC.
By: /s/ Dhrupad Trivedi
Dhrupad Trivedi
President and CEO